Exhibit 10.1

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made effective as of November 30, 2017 by and between NUVO RIVERSIDE, LLC, a Florida limited liability company ("Seller"), and SST IV ACQUISITIONS, LLC, a Delaware limited liability company ("Purchaser").

WHEREAS, reference is hereby made to that certain Purchase and Sale Agreement dated August 18, 2017 by and between Seller and Purchaser, as amended by that certain First Amendment to Purchase and Sale Agreement dated October 27, 2017 (as further amended by this Amendment, the "Agreement"); and

WHEREAS, Seller and Purchaser desire to make certain amendments to the Agreement.

NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereby agree as follows:

1.Recitals; Defined Terms. The foregoing recitals are true and correct and are incorporated herein by reference. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Agreement.

2.Approval Period.  Section 4.1.1 of the Agreement is hereby modified to provide that the Approval Period shall expire at 5:00 p.m. Central time on January 31, 2018.

3.No Other Change. Except as expressly provided in this Amendment, all provisions of the Agreement shall remain in full force and effect, and the parties hereby ratify and confirm the terms of the Agreement as amended by this Amendment. If there is any inconsistency between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

4.Governing Law. This Amendment shall be governed by and interpreted in accordance with the laws of the State of Florida without giving effect to the choice of law provisions thereof.

5.Further Assurances. In addition to the acts and deeds recited herein and contemplated to be performed, executed and/or delivered by any party hereto, each party hereto agrees to perform, execute and deliver any further deliveries and assurances as may be reasonably necessary to effectuate the provisions contained herein or contemplated hereby.

6.Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be binding as of the date first written above, and all of which shall constitute one and the same instrument. Each such copy may be a pdf copy and shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

SELLER:

NUVO RIVERSIDE, LLC,

a Florida limited liability company

By:      /s/ Gary Cardamone

Name: Gary Cardamone

Title: Manager

PURCHASER:

SST IV ACQUISITIONS, LLC,

a Delaware limited liability company

By:     /s/ Michael S. McClure

Name: Michael S. McClure

Title:    President